UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        June 16, 2004
                                               ---------------------------------


                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2004-5 to be formed pursuant to a
   Pooling and Servicing Agreement, to be dated as of June 1, 2004 among GS Mortgage Securities Corp., Chase Manhattan Mortgage Corporation, Countrywide
        Home Loans Servicing LP and Deutsche Bank National Trust Company)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               333-100818                 13-6357101
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")) and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Structural Term Sheets, Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            ------------------      -----------

            (99.1) Structural Term Sheets and Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.2) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.3) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.4) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.5) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.6) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.7) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.8) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.9) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.10) Computational Materials prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.11) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.12) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            (99.13) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of GSAA Home Equity Trust 2004-5, Asset-Backed Certificates, Series 2004-5.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      June 16, 2004
                                   By:    /s/ Howard Altarescu
                                      ------------------------------------------
                                      Name:  Howard Altarescu
                                      Title: Vice President

                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------
(99.1)            Structural Term Sheets and Collateral          (E)
                  Term Sheets prepared by Goldman,
                  Sachs & Co. in connection with
                  certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.2)            Computational Materials prepared by            (E)
                  Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home
                  Equity Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.3)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.4)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.5)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.6)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.7)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.8)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.9)            Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.10)           Computational Materials prepared               (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.11)           Collateral Term Sheets prepared                (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.12)           Collateral Term Sheets prepared                (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.

(99.13)           Collateral Term Sheets prepared                (E)
                  by Goldman, Sachs & Co. in connection
                  with certain classes of GSAA Home Equity
                  Trust 2004-5, Asset-Backed
                  Certificates, Series 2004-5.